                  VOTING AGREEMENT, dated as of February 20, 1998 (the "Agreement"), by and among Universal Compression Holdings, Inc. ("Holdings"), Castle Harlan Partners III, L.P., a Delaware limited partnership ("CHPIII," and together with related accounts or funds managed by Castle Harlan, Inc. ("CHI") or an Affiliate of CHI, referred to herein collectively as "CHP"), and the undersigned (collectively, the "Co-Investors").

                  WHEREAS, Holdings and the Co-Investors are parties to a Stock Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), whereby the Co-Investors purchased from Holdings and Holdings issued and sold to the Co-Investors (i) the number of shares of Common Stock, par value $.01 per share ("Common Stock") of Holdings and (ii) the number of shares of Series A Preferred Stock, par value $.01 per share ("Preferred Stock") of Holdings set forth opposite the name of each Co-Investor on Annex I.

                  WHEREAS, in connection with such purchase, CHPIII, Holdings and the Co-Investors hereby wish to set forth their understanding with respect to the manner in which each Co-Investor will exercise its voting rights as a stockholder of Holdings in matters requiring the vote of the stockholders of Holdings.

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1.       Definitions.

                  "Affiliate" shall, as to Holdings or any other specified Person, mean (i) any Person directly or indirectly controlling, controlled by or under direct or indirect common control with Holdings (or other specified Person), and (ii) any Person, directly or indirectly, having Beneficial Ownership of at least 10% of any class of outstanding capital stock or other evidence of Beneficial Ownership in Holdings or such other Person; provided, however, that no holder of Holdings Securities shall by reason of such holding be an Affiliate of Holdings or any of its Subsidiaries for purposes of this Agreement, and (iii) any employee of CHI or Affiliates of CHI.

                  "Beneficial Ownership" shall be interpreted herein to have the same meaning as set forth in Section 13(d) of the Exchange Act.

                  "Change in Control" shall mean any of the following: (i) a majority of Holdings' board of directors shall be comprised of Persons other than designees of the entities or persons constituted within CHP or Affiliates of CHP and of CHP's Affiliates; (ii) CHP and the Affiliates of CHP shall cease to have Beneficial Ownership, directly or indirectly, of equity securities of Holdings representing at least 30% (until Holdings' initial public offering of Common Stock has been consummated or, if no Change in Control has occurred prior thereto, 15% thereafter, in each case) of the total combined ordinary voting power of all equity securities of Holdings; (iii) the sole general partner of CHPIII shall be neither Castle Harlan Partners III GP, Inc. or an entity controlling, controlled by or under common control with Castle Harlan Partners III GP, Inc.; or (iv) all or substantially all the assets of Universal Compression, Inc. and its Subsidiaries are directly or through transfer of equity interests transferred or otherwise disposed of in one or a series of related transactions to an entity in which CHP and its Affiliates fail to own the foregoing percentages, as appropriate, and after which Holdings ceases to own directly or indirectly substantially all equity interests of each entity acquiring such assets.

                  "CHP" shall have the meaning set forth in the first paragraph hereof.

                  "CHPIII" shall have the meaning set forth in the first paragraph hereof.

                  "CHI" shall have the meaning set forth in the first paragraph hereof.

                  "Common Stock" shall have the meaning set forth in the recital hereto.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

                  "Extraordinary Event" shall have the meaning set forth in
Section 2.

                  "Holdings" shall have the meaning set forth in the first paragraph hereof.

                  "Holdings Securities" shall mean the Common Stock and the Preferred Stock as collectively referred to herein.

                  "Preferred Stock" shall have the meaning set forth in the recital hereto.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

                  "Subsidiary" shall mean any Person of which Holdings or other specified Person now or hereafter shall at the time own directly or indirectly at least a majority of the outstanding capital stock (or other evidence of Beneficial Ownership) entitled to vote generally or at least a majority of the partnership, joint venture or similar interest, or in which Holdings or other specified Person is a general partner or joint venturer without limited liability.

                  2. Agreement to Vote Shares. From and after the date of this Agreement until the occurrence of a Change in Control, in the event that there shall be presented for a vote by the holders of Holdings Securities at any regular or special meeting of the stockholders of Holdings, or in any written consent executed by holders of Holdings Securities in lieu of such a meeting of stockholders, any matter, proposition or proposal relating to any of:

                           (a) (i) an increase or decrease in the authorized
capital of Holdings, (ii) the creation or authorization of any class of capital stock of Holdings, (iii) the issuance or sale of any shares of capital stock or rights to acquire capital stock of

Holdings or any subsidiary of Holdings (by conversion, exercise of a warrant or option or otherwise);

                           (b) any amendment of the certificate of
incorporation or by-laws of Holdings;

                           (c) the incurrence of any indebtedness for borrowed
money;

                           (d) the appointment, election, termination or
removal of any officer or director of Holdings;

                           (e) the declaration or payment of any dividend or
other distribution to the stockholders of Holdings;

                           (f) (i) entering into any transaction of merger,
consolidation or amalgamation, or liquidation, winding up or dissolution, (ii) the conveyance, sale, lease, transfer or other disposition of, in a transaction or related series of transactions, substantially all of Holdings' or any of its Subsidiaries' property, business or assets, (iii) acquisition by purchase or otherwise of all of the capital stock or other evidences of Beneficial Ownership of Holdings or any of its Subsidiaries, or (iv) any recapitalization or similar restructuring transaction;

                           (g) the acquisition, directly or indirectly, of a
significant amount of assets other than in the ordinary course of business;

                           (h) the sale or disposition of, directly or
indirectly, a significant amount of assets other than in the ordinary course of business;

                           (i) adoption of any stock option plan for employees
or any material changes in any such stock option plan or any other executive compensation plan of Holdings or any of its Subsidiaries;

                           (j) any change in the annual compensation of any
officer of Holdings;

                           (k) any other extraordinary transaction, including
any transaction that changes or would change the nature of the business of Holdings or its Subsidiaries; and


                           (l) any other proposal to be voted on or consented
to by stockholders of Holdings;

each Co-Investor agrees (and, as a condition to its transfer of any Holdings Securities to a Person not otherwise a party to this Agreement or to the Voting Trust Agreement, dated the date hereof, by and among Holdings, John K. Castle, as voting trustee, and certain of the stockholders of Holdings, shall cause such transferee to agree) to vote and execute written consents for all shares of Holdings Securities which it is or becomes entitled to vote in the same proportion for and against such matter, proposition or proposal as CHPIII shall vote, or execute written consents with respect to, its shares of Holdings Securities with respect to such matter, proposition or proposal.

                  3. Further Action. Each party hereto agrees to execute and deliver any instrument and take any action that may reasonably be requested by any other party for the purpose of effectuating the provisions of this Agreement.

                  4. Miscellaneous Provisions.

                           (a) Assignment; Binding Effect. Except as otherwise
provided in this Agreement (and except for any transfer by Mellon Bank, N.A. as trustee for the Bell Atlantic Master Trust to any successor trustee or nominee for, or successor by reorganization of, such Trust), no right under this Agreement shall be assignable and any attempted assignment in violation of this provision shall be void. This Agreement, and the rights and obligations of the parties hereunder, shall be binding upon and inure to the benefit of any and all successors, permitted assigns, personal representatives and all other legal representatives, in whatsoever capacity, by operation of law or otherwise, of the parties hereto, in each case with the same force and effect as if the foregoing persons were named herein as parties hereto.

                           (b) Notices. Any notice or other communication
required or which may be given hereunder shall be in writing and shall be delivered personally, telecopied with confirmed receipt, sent by certified, registered, or express mail, postage prepaid, or sent by a national next-day delivery service to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice, and shall be deemed given when so delivered personally or telecopied, or if mailed, 2 days after the date of mailing, or, if by national next-day delivery service, on the day after delivery to such service as follows:

                           (i)  If to Holdings, to it at the following address:

                                            Castle Harlan, Inc.
                                            150 E. 58th Street
                                            New York, NY 10155
                                            Attention:  Jeffrey M. Siegal


                           (ii) If to CHPIII or the other entities or persons constituted within CHP, to any of them at the following address:

                                            Castle Harlan Partners III, L.P.
                                            150 E. 58th Street
                                            New York, NY 10155
                                            Attention:  Jeffrey M. Siegal
                           with a copy to:

                                            Schulte Roth & Zabel LLP
                                            900 Third Avenue
                                            New York, NY 10022
                                            Attention:  Andre Weiss, Esq.

                           (iii) If to the Co-Investors, to them at their respective addresses set forth next to their names on Annex II hereto;

or at such other address or addresses as either party hereto shall have specified by notice in writing to the other party (provided, that such notice of change of address shall be deemed to have been duly given only when actually received).

                           (c) Applicable Law; Consent to Jurisdiction. This
Agreement and the validity and performance of the terms hereof shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law or choice of law. The parties hereto hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. To the extent permitted by applicable law, the parties hereto consent to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed to such party at its address set forth in this Agreement (and service so made shall be deemed complete five days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts.

                           (d) Entire Agreement; Amendments and Waivers. This
Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof. The failure of any party to seek redress for the violation of or to insist upon the strict performance of any term of this Agreement shall not constitute a waiver of such term and such party shall be entitled to enforce such term without regard to such forbearance. This Agreement may be amended only by the written consent of Holdings, CHPIII, and the Co-Investors holding a majority of Holdings Securities (excluding Holdings Securities held by CHPIII or any entity constituted within CHP), and each party hereto may take any action herein prohibited or omit to take action herein required to be performed by it, and any breach of or compliance with any covenant, agreement, warranty or representation may be waived only by the written waiver of the party against whom such action or inaction may negatively affect, but, in any case, such consent or waiver shall only be effective in the specific instance and for the specific purpose for which given.

                           (e) Headings. The headings in this Agreement are
for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

                           (f) Severability. If any term, provision, covenant
or restriction of this Agreement, or any part thereof, is held by a court of competent jurisdiction or any foreign federal, state, county or local government or any other governmental, regulatory or administrative agency or authority to be invalid, void, unenforceable or against public policy for any reason, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                           (g) Counterparts. This Agreement may be executed in
two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                           (h) Specific Performance. Each of the parties
hereto acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto shall and do hereby waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York, or, in the event such courts shall not have jurisdiction of such action, in any court of the United States or any state thereof having subject matter jurisdiction of such action.

                           (i) Survival of Covenants. All covenants,
agreements, representations and warranties made herein or in any other document referred to herein or delivered to a party pursuant hereto or in connection herewith shall survive the execution and delivery to such party of this Agreement and the Holdings Securities.

                           (j) Legends. All certificates evidencing Common
Stock and Preferred Stock held by the Co-Investors shall bear a legend to the effect that the holders thereof are subject to the voting obligations as set forth in this Agreement.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                                       CASTLE HARLAN PARTNERS III, L.P.

                                       BY: CASTLE HARLAN INC.,
                                           its Investment Manager

                                           /s/ Howard Weiss
                                       By: ________________________
                                           Name:  Howard Weiss
                                           Title:

                                       UNIVERSAL COMPRESSION
                                       HOLDINGS, INC.

                                           /s/ Ernie Danner
                                       By: ________________________
                                           Name:  Ernie Danner
                                           Title: Chief Financial Officer

                                       CO-INVESTORS

                                       MELLON BANK, N.A., AS TRUSTEE
                                       FOR THE BELL ATLANTIC MASTER
                                       TRUST, AS DIRECTED BY BELL
                                       ATLANTIC CORPORATION

                                           /s/ Bernadette Rist
                                       By: ________________________
                                           Name:  Bernadette Rist
                                           Title: Authorized Signature


                                       FIRST UNION CAPITAL PARTNERS, INC.

                                          /s/ James C. Cook
                                       By: ________________________
                                           Name:  James C. Cook
                                           Title: Senior Vice President



                                       BT CAPITAL PARTNERS, INC.

                                           /s/ Michael J. Batal III
                                       By: ________________________
                                           Name:  Michael J. Batal
                                           Title: Managing Director


                                       WILMINGTON TRUST, AS TRUSTEE OF
                                       DU PONT PENSION TRUST

                                           /s/ Mary Alice Snyder
                                       By: ________________________
                                           Name:  Mary Alice Snyder
                                           Title: Vice President


                                       BROWN UNIVERSITY THIRD
                                       CENTURY FUND

                                           /s/ Marvyn Carton
                                       By: ________________________
                                           Name:  Marvyn Carton
                                           Title: Vice Chairman

                                    ANNEX I


             Co-Investor                      Number of Shares                    Purchase Price
             -----------                      ----------------                    --------------

                                           Common        Preferred           Common            Preferred
                                           Stock           Stock              Stock              Stock
                                           -----           -----              -----              -----

Mellon Bank, N.A., as Trustee for          32,000         128,000          $1,600,000         $6,400,000
the Bell Atlantic Master Trust

First Union Capital Partners, Inc.         32,000         128,000          $1,600,000         $6,400,000

BT Capital Partners, Inc.                  32,000         128,000          $1,600,000         $6,400,000

Wilmington Trust, as Trustee for Du        32,000         128,000          $1,600,000         $6,400,000
Pont Pension Trust

Brown University Third Century Fund         2,000           8,000            $100,000           $400,000

                                   ANNEX II

               Co-Investor                                            Address
               -----------                                            -------
Mellon Bank, N.A., as Trustee for the Bell           One Mellon Bank Center
Atlantic Master Trust                                Room 3346
                                                     Pittsburgh, PA 15258-0001
                                                     Attention:  Robert F. Sass

                                                     with a copy to:

                                                     Bell Atlantic Management Company
                                                     200 Park Avenue
                                                     New York, NY 10166
                                                     Attention:  A. Jay Baldwin, Conrad  A. Francis
                                                     and Bruce Francese, Esq.

                                                     Ropes & Gray
                                                     One International Place
                                                     Boston, MA 02110
                                                     Attention:  Arthur G. Siler, Esq.


First Union Capital Partners, Inc.                   One First Union Center
                                                     301 South College Street
                                                     Charlotte, NC 28288
                                                     Attention:  James C. Cook

BT Capital Partners, Inc.                            Mail Stop 2255
                                                     130 Liberty Street
                                                     New York, NY 10006
                                                     Attention:  Gregory Chiate

Wilmington Trust, as Trustee for the Du Pont         Du Pont Pension Fund Investments
Pension Trust                                        Delaware Corporate Center
                                                     1 Righter Parkway
                                                     Wilmington, DE 19803
                                                     Attention:  John Wolak

Brown University Third Century Fund                  164 Angell Street
                                                     Box C
                                                     Providence, RI 02912
                                                     Attention: James Kilpatrick